Semiannual Report

Financial
Services
Fund

June 30, 2002

T. Rowe Price(registered trademark)             logo(registered trademark)


Report Highlights
--------------------------------------------------------------------------------

Financial Services Fund
--------------------------------------------------------------------------------

o Financial stocks finished slightly lower for the six months amid concerns about the economic recovery and revelations of corporate misconduct.

o The Financial Services Fund posted modestly negative returns that were well ahead of the S&P 500 Stock Index but slightly behind its peer group.

o We added several new companies in a variety of subsectors as the weak stock market brought valuations to more attractive levels.

o We continue to expect a slow economic recovery, but think that earnings growth in the financial sector will remain higher than in many other industries.

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Fellow Shareholders

The U.S. economy rebounded in the six months ended June 30, though the pace of the recovery slowed in the second quarter. The broad stock market indexes fell sharply, however, as the reviving economy was overshadowed by weak earnings and profits announcements, heightened global tensions, and mounting corporate accounting scandals. Charges of financial irregularities and fraud eroded the confidence of investors, who grew more risk-averse as the period wore on. Stocks in the financial services sector generally held up better than the overall market, and your fund registered only a modest loss for the period.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/02                             6 Months            12 Months

Financial Services Fund                             -1.27%               -4.50%

S&P 500 Stock Index                                 -13.16               -17.99

Lipper Financial Services
Funds Index                                          -0.88                -5.52
--------------------------------------------------------------------------------

     Your fund posted a small, but disappointing, loss during this challenging period. As shown in the table, our returns exceeded the Lipper peer group index and the broader S&P 500 Stock Index for the year. We trailed the Lipper peer index slightly over the six months, but comfortably exceeded the S&P 500 Index during that time. Our performance was aided by a diverse set of companies, including good returns from several of our additions to the fund since last June. (We are replacing the Lipper Financial Services Funds Average with the corresponding Lipper index to be consistent with other T. Rowe Price stock funds that use Lipper indexes as their benchmarks. The Lipper Financial Services Funds Average returned 0.03% and -4.73% for the 6- and 12-month periods ended June 30, respectively.)

MARKET ENVIRONMENT

     The health of the U.S. economy has certainly improved. First-quarter GDP growth was very strong at 6.1%, with expectations of more moderate growth in the second quarter and second half of the year. The housing market and consumer spending remained strong, and capital-raising activities bounced off their lows. Insurance premiums continued to rise, which should bode well for many of our insurance holdings. Still, conditions remain tough in several sectors, despite the Federal Reserve's aggressive rate cutting last year. Companies continue to be cautious about borrowing as industry credit costs are troublesome in sectors like telecommunications. At this point, we are anticipating that the first dose of monetary tightening may not occur until late 2002 or early 2003. Such a scenario should provide more cushion to earnings for some financial services companies, such as regional banks, where net interest income comprises a large source of their earnings.

     The corporate de-leveraging process has begun. Several companies are raising additional equity, and with better stock market conditions, we expect several more offerings over the coming year. We are not as optimistic about a rebound in mergers and acquisitions, as corporate executives remain cautious. Frankly, we are very disappointed with the ethics of some management teams in corporate America, and consequently we have voiced our opinion to the SEC that we think accounting standards can and should be improved.

     Asset Managers. A small earnings recovery in 2002 no longer seems plausible given that assets under management are lower at the midway mark. Estimates for many companies are likely to fall further. Nevertheless, valuations are becoming much more attractive, even assuming little recovery in the stock market. We are studying the group again for potential bargains.

     Money center banks and brokers. Business conditions, with the exception of fixed-income activity, remain soft, and political and regulatory risk has intensified. For example, New York's attorney general charged Merrill Lynch with misleading investors. Merrill denied wrongdoing, but ultimately agreed to pay a 100 million fine.

     Meanwhile, industry capacity issues remain. With the exception of Merrill, most firms remain overstaffed. The good news is that we are already seeing retrenchment of marginal competitors. ABN AMRO and FleetBoston Financial's Robertson Stephens recently shut down their U.S. operations, and other companies have announced plans to scale back as well. Furthermore, valuations on a price-to-book basis are back below historical averages in some cases. With virtually no mergers and acquisitions and few IPOs, we find it impressive that the return on equity at most of these firms has remained at least in the low double digits. These ratios are far better than the negative or very low returns seen at the bottom of prior cycles.

     Insurance. Property and casualty insurance companies continue to benefit from rising premiums as the industry has finally seen its "hardest" market in years (a hard market is one where premiums are rising quickly). Barring catastrophic events, we still expect many companies to have very strong 2002 earnings as new business should translate into higher-than-normal returns. The trend toward higher premiums among auto insurers continues as well. On the other hand, the performance of life insurers is likely to be mixed and conditioned on equity market returns and a U.S. economic recovery. Many life insurers have 50% or more of their earnings tied to equity-linked products such as mutual funds, pension plans, and variable annuities. With many life insurance stocks falling close to 20% in the first half, however, we took this opportunity to initiate and increase positions in a few names.

     Specialty Finance. We continue to have large positions in the government-sponsored mortgage agencies Fannie Mae and Freddie Mac. Housing construction remains strong, and credit costs are still low and relatively predictable. While growth opportunities have started to slow from their record pace, the two agencies are trading at just over 10 times 2003 consensus earnings expectations, a valuation level that is below their 5- and 10-year averages. Meanwhile, our patience in avoiding small monoline consumer finance stocks continued to keep us out of trouble. We believe the reward in some of those names is simply not attractive enough to counter the industry risks, but as with the asset managers, we recognize the group does look more intriguing at current prices.

PORTFOLIO REVIEW

     We had several strong contributors in the past six months despite a weak market in general. Asset manager Franklin Resources topped our winners as company fundamentals, relative to industry peers, were quite favorable. Similarly, Wachovia, a regional bank, shone among bank stocks as the company has met expectations following its merger with First Union. One of our new holdings, Friedman, Billings, Ramsey Group, was our third-best contributor. This investment bank/asset manager is in the early stages of repairing its profitability model. Auto insurers Progressive Corporation and Mercury General also performed well, as homeowner and auto insurance rates are increasing at a solid pace. In addition, the poor results from non-publicly traded industry giant State Farm should solidify the need for further price increases over the coming year.

     Unfortunately, our winners could not completely offset our disappointments. The weak economy along with the market's current disenchantment for large conglomerates put pressure on some of our largest positions, such as Citigroup, American International Group, and Berkshire Hathaway. In addition, several of our brokerage stocks, including Goldman Sachs Group, Merrill Lynch, and Morgan Stanley suffered from lower-than-normal levels of capital markets transactions and mergers and acquisitions, businesses that typically generate lots of fee revenue. Of course, the negative publicity from Merrill Lynch's legal problems further harmed this group's valuations. At current prices, we believe the risk/reward in the investment banks that we own is favorable over the next 12 months. The stock of FleetBoston Financial, another longtime holding of the fund, also suffered in 2002 due to weak capital markets conditions, higher-than-normal charge-offs from underperforming corporate credits domestically, and unusually large losses in Argentina, which experienced political and economic turmoil.

STRATEGY

     The fund's philosophy remains the same: to find the best ideas among all types of financial services sectors. Our holdings are also diversified by growth and value within the financial services arena. We maintain our core holdings as long as their fundamentals are strong and valuations reasonable, and we selectively sell or trim our winners when valuations exceed our price targets with no sustainable catalysts. We give careful consideration to maintaining average or below-average portfolio turnover.

Sector Diversification
--------------------------------------------------------------------------------

Insurance                                                          34

Diversified                                                        33

Banks                                                              25

Reserves                                                            3

Commercial                                                          2

Real Estate                                                         2

Software                                                            1
--------------------------------------------------------------------------------

Based on net assets as of 6/30/02.


     Our two largest purchases so far this year were banks: U.S. Bancorp, a Minneapolis-based bank that merged with Firstar in early 2001, and Cleveland-based KeyCorp. Both companies have below-average valuations following a string of disappointing results. We think the companies are on the mend and that their earnings growth expectations are reasonable. We also added three other new names: Travelers, a large commercial insurance company that is a spin-off from Citigroup, Investors Financial Services, the country's fifth-largest full-service trust bank, and regional broker Friedman, Billings, Ramsey Group, mentioned earlier. Since we remain optimistic about the personal-lines insurers, we also increased our holdings in SAFECO and Mercury General. Our largest net sale was the elimination of PNC Financial Services Group, a new holding in our last reporting period. Shortly after our purchase, the company released information about its accounting treatment of certain transactions. Those transactions in our opinion had not been well explained and once understood altered our assessment. We immediately sold our position for a modest loss. We also eliminated Ace Limited, a Bermuda-based insurance holding, preferring to own other insurance names at this time. In addition, we sold our two thrifts, Golden West Financial and Washington Mutual, perhaps prematurely. Our concern was that these companies could start seeing their net interest income grow more slowly once the Federal Reserve begins raising short-term interest rates. We also trimmed a few of our winners such as Progressive Corporation and Fifth Third Bancorp as they approached our price targets, but both remain sizable positions in your fund.

OUTLOOK

     The weak stock market, coupled with the lack of new job growth and continued sluggishness in certain sectors such as telecommunications and technology, has dissipated the momentum of the U.S. recovery. Nevertheless, the economic progress this country has made since last September's terrorist attacks has been impressive, and some sectors of the market are clearly healthier. Consequently, we are reasonably optimistic that the worst is behind us.Six months ago we cautioned that valuations in the overall market were still high. After another disappointing half, we are no longer as concerned. Many industries, including financials, are trading at low valuations versus longer historic periods. Unfortunately, we do not think the big accounting scandals are behind us. Thus a quick, rosy rebound is unlikely. But that does not mean we think all companies and their managements have disappointed us. Quite the opposite-there are many good companies today trading at attractive valuations based in part on what we perceive to be irrational fears. Ironically, the current environment is just as puzzling to us as the late 1990s, when many companies with bad business models and no earnings were trading at irrational, unsustainably high valuations.

     We are confident that we can continue to enhance returns and reduce risk over time by investing in a diverse set of financial services companies at attractive share prices. We appreciate your continued confidence and support.


     Respectfully submitted,

     Anna M. Dopkin
     Chairman of the fund's Investment Advisory Committee

     July 20, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Financial Services Fund
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Portfolio Highlights
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TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------

Citigroup                                                         4.5%
Franklin Resources                                                4.3

Freddie Mac                                                       4.2

American International Group                                      3.8

Wachovia                                                          3.8
--------------------------------------------------------------------------------

Berkshire Hathaway                                                3.7

U.S. Bancorp                                                      3.0

Radian Group                                                      2.9

Marsh & McLennan                                                  2.9

FleetBoston Financial                                             2.8
--------------------------------------------------------------------------------

Goldman Sachs Group                                               2.8

XL Capital                                                        2.6

Hartford Financial Services Group                                 2.5

Fannie Mae                                                        2.5

SAFECO                                                            2.4
--------------------------------------------------------------------------------

Mercury General                                                   2.3

Fifth Third Bancorp                                               2.1

J.P. Morgan Chase                                                 2.0

KeyCorp                                                           2.0

Bank of America                                                   2.0
--------------------------------------------------------------------------------

Progressive Corporation                                           1.9

Principal Financial Group                                         1.8

Mellon Financial                                                  1.8

Merrill Lynch                                                     1.8

Allstate                                                          1.7
--------------------------------------------------------------------------------

Total                                                            68.1%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/02

Ten Best Contributors
--------------------------------------------------------------------------------

Franklin Resources                                                 14(cents)

Wachovia                                                           13

Friedman, Billings, Ramsey Group*                                  12

Radian Group                                                        7

Principal Financial Group                                           7

Progressive Corporation                                             6

U.S. Bancorp                                                        5

Mercury General                                                     5

Commerce Bancshares                                                 4

PMI Group                                                           4
--------------------------------------------------------------------------------

Total                                                              77(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Citigroup                                                         -26(cents)

Goldman Sachs Group                                                13

American International Group                                       12

Berkshire Hathaway                                                  9

Merrill Lynch                                                       8

Mellon Financial                                                    6

Waddell & Reed Financial                                            6

FleetBoston Financial                                               6

Morgan Stanley                                                      6

Freddie Mac                                                         5
--------------------------------------------------------------------------------

Total                                                             -97(cents)


12 Months Ended 6/30/02

Ten Best Contributors
--------------------------------------------------------------------------------

Friedman, Billings, Ramsey Group*                                 12(cents)

Progressive Corporation                                            12

Principal Financial Group*                                          9

Mercury General                                                     9

Radian Group                                                        9

Commerce Bancshares                                                 7

Heller Financial**                                                  7

U.S. Bancorp*                                                       6

AMBAC*                                                              5

Willis Group Holdings                                               5
--------------------------------------------------------------------------------

Total                                                              81 (cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Citigroup                                                         -31(cents)

Providian Financial**                                              21

Morgan Stanley                                                     21

American International Group                                       18

Mellon Financial                                                   15

Bank of New York                                                   14

FleetBoston Financial                                              12

Hartford Financial Services Group                                  12

Freddie Mac                                                        11

American Express                                                    9
--------------------------------------------------------------------------------

Total                                                            -164(cents)


 *   Position added

**   Position eliminated


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                                   S&P 500                  FSF
                                                     Index
--------------------------------------------------------------------------------

  9/30/96                                            10000                10000

  6/30/97                                            13066                13666

  6/30/98                                            17007                18492

  6/30/99                                            20877                19475

  6/30/00                                            22389                19494

  6/30/01                                            19069                24919

  6/30/02                                            15639                23798
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods                                              Since   Inception
  Ended 6/30/02   1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

  Financial
  Services Fund   -4.50%        6.91%      11.73%      16.28%    9/30/96
--------------------------------------------------------------------------------

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------


               6 Months   Year
               Ended      Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of
period         $  18.84   $  21.38   4  16.12   $  16.82   $  15.56   $  11.31

Investment activities

  Net investment
  income (loss)    0.06       0.15       0.10       0.10       0.16       0.10*

  Net realized and
  unrealized gain
  (loss)          (0.30)     (0.86)      5.80       0.15       1.60       4.58

  Total from
  investment
  activities      (0.24)     (0.71)      5.90       0.25       1.76       4.68

Distributions
  Net investment
  income           --        (0.15)     (0.09)     (0.10)     (0.16)     (0.10)

  Net realized
  gain             --        (1.68)     (0.55)     (0.85)     (0.34)     (0.33)

  Total
  distributions    --        (1.83)     (0.64)     (0.95)     (0.50)     (0.43)

NET ASSET VALUE
End of
period         $  18.60   $  18.84   $  21.38   $  16.12   4  16.82   $  15.56
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^     (1.27)%    (3.13)%    36.76%      1.70%     11.55%     41.44%*

Ratio of total
expenses to
average net
assets             0.96%!     0.97%      1.00%      1.14%      1.19%      1.25%*

Ratio of net investment
income (loss) to average
net assets         0.61%!     0.69%      0.69%      0.50%      0.94%      1.15%*

Portfolio
turnover rate    42.4%!      54.8%      32.5%      37.1%      46.8%      46.0%

Net assets, end of period
(in thousands) $307,950   $308,635   $337,041   $159,031   $224,277   $177,335
                          ------------------------------------------------------

--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.

!    Annualized
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial tatements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
                                                               In thousands


  Common Stocks  96.6%

  FINANCIALS  92.8%

  Banks  24.8%

  Bank of America                                   86,300             $  6,072

  Bank of New York                                 119,000                4,016

  Boston Private Financial                          90,000                2,227

  Commerce Bancshares                              115,825                5,124

  Cullen/Frost Bankers                              45,000                1,618

  Fifth Third Bancorp                               95,000                6,332

  FleetBoston Financial                            269,000                8,702

  HSBC Holdings (GBP)                              130,000                1,496

  Huntington Bancshares                            203,500                3,952

  Investor's Financial Services                     80,000                2,683

  KeyCorp                                          223,000                6,088

  Mellon Financial                                 180,000                5,657

  U.S. Bancorp                                     395,000                9,223

  UCBH Holdings                                     42,000                1,596

  Wachovia                                         303,400               11,584

                                                                         76,370



  Diversified Financials 32.6%

  American Express                                  38,000                1,380

  Charles Schwab                                   255,000                2,856

  Citigroup                                        353,700               13,706

  Fannie Mae                                       103,000                7,596

  Franklin Resources                               313,000               13,346

  Freddie Mac                                      210,200               12,864

  Friedman, Billings, Ramsey Group *               360,400                4,588

  Goldman Sachs Group                              116,700                8,560

  J.P. Morgan Chase                                183,400                6,221

  Legg Mason                                        63,000                3,109

  Merrill Lynch                                    139,000                5,630

  Morgan Stanley                                    92,500                3,985

  Neuberger Berman                                 104,000                3,806

  Principal Financial Group *                      183,000                5,673

  SLM Corporation                                   26,000                2,519

  W. P. Stewart                                     48,500                1,238

  Waddell & Reed Financial, Class A                144,208                3,305

                                                                        100,382


  Insurance 33.9%

  Allstate                                         141,000                5,214

  AMBAC                                             18,000                1,210

  American International Group                     173,600               11,845

  Aon                                              109,500                3,228

  Arthur J. Gallagher                               49,000                1,698

  Berkshire Hathaway, Class A *                        171               11,423

  Hartford Financial Services Group                129,000                7,672

  John Hancock Financial Services                   53,000                1,866

  Marsh & McLennan                                  91,200                8,810

  MaxRe Capital                                    160,000                2,160

  Mercury General                                  147,000                7,129

  PMI Group                                        128,000                4,889

  Progressive Corporation                           99,000                5,727

  Prudential *                                      74,000                2,469

  Radian Group                                     185,500                9,062

  SAFECO                                           239,000                7,383

  Travelers, Class A                                50,000                  885

  UnumProvident                                     60,000                1,527

  Willis Group Holdings *                           66,000                2,172

  XL Capital, Class A                               95,000                8,046

                                                                        104,415



  Real Estate 1.5%

  AMB Property, REIT                                88,000                2,728

  Vornado Realty Trust, REIT                        40,000                1,848

                                                                          4,576

  Total Financials                                                      285,743


  INDUSTRIALS & BUSINESS SERVICES  0.7%

  Commercial Services & Supplies  0.7%

  Certegy *                                         59,200                2,197

  Total Industrials & Business Services                                   2,197



  INFORMATION TECHNOLOGY  0.6%

  Software  0.6%

  Jack Henry & Associates                          112,000                1,869

  Total Information Technology                       1,869


  Total Miscellaneous Common Stocks 2.5%                                  7,539

  Total Common Stocks (Cost $268,788)                                   297,348



  Short-Term Investments  3.5%

  Money Market Funds  3.5%

  T. Rowe Price Reserve
  Investment Fund, 1.95% #                      10,930,913               10,931


  Total Short-Term
  Investments (Cost $10,931)                                             10,931

  Total Investments in Securities
  100.1% of Net Assets (Cost $279,719)                                 $308,279



  Other Assets Less Liabilities                                            (329)

  NET ASSETS                                                           $307,950

  Net Assets Consist of:

  Undistributed net
  investment income (loss)                                             $    976

  Undistributed net
  realized gain (loss)                                                    7,166

  Net unrealized gain (loss)                                             28,560

  Paid-in-capital applicable to
  16,555,923 shares of 0.0001 par
  value capital stock outstanding;
  1,000,000,000 shares authorized                                       271,248

  NET ASSETS                                                           $307,950
                                                                       --------

  NET ASSET VALUE PER SHARE                                            $  18.60
                                                                       --------

            #     Seven-day yield
            *     Non-income producing
         REIT     Real Estate Investment Trust
         GBP      British Pound


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/02
--------------------------------------------------------------------------------

  Investment Income (Loss)
  Income
     Dividend                                                $  2,253

     Interest                                                     217

     Total income                                               2,470

  Expenses

     Investment management                                      1,053

     Shareholder servicing                                        338

     Custody and accounting                                        50

     Prospectus and shareholder reports                            31

     Proxy and annual meeting                                      17

     Registration                                                  10

     Legal and audit                                                8

     Directors                                                      3

     Miscellaneous                                                  2

     Total expenses                                             1,512

     Expenses paid indirectly                                      (7)

     Net expenses                                               1,505

  Net investment income (loss)                                    965

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on securities                        7,260

  Change in net unrealized gain (loss)

     Securities                                               (12,590)

     Other assets and liabilities

     denominated in foreign currencies                              1

     Change in net unrealized gain (loss)                     (12,589)

  Net realized and unrealized gain (loss)                      (5,329)

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                     $ (4,364)
                                                             --------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01
--------------------------------------------------------------------------------

  Increase (Decrease) in Net Assets

  Operations

     Net investment income (loss)                 $    965             $  2,198

     Net realized gain (loss)                        7,260               18,283

     Change in net unrealized gain (loss)          (12,589)             (33,760)

     Increase (decrease) in net
     assets from operations                         (4,364)             (13,279)

  Distributions to shareholders

     Net investment income                            --                 (2,240)

     Net realized gain                                --                (25,094)

     Decrease in net assets
     from distributions                               --                (27,334)

  Capital share transactions *

     Shares sold                                    49,345              137,538

     Distributions reinvested                         --                 26,084

     Shares redeemed                               (45,666)            (151,415)

     Increase (decrease) in
     net assets from capital
     share transactions                              3,679               12,207

  Net Assets

  Increase (decrease) during period                   (685)             (28,406)

  Beginning of period                              308,635              337,041

  End of period                                   $307,950             $308,635
                                                  --------             --------

  *Share information

     Shares sold                                     2,567                6,785

     Distributions reinvested                         --                  1,415

     Shares redeemed                                (2,396)              (7,583)

     Increase (decrease)
     in shares outstanding                             171                  617
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled 7,000 and 0, respectively, for the period ended June 30, 2002. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated 87,117,000 and 62,526,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002. For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, 167,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled 279,719,000. Net unrealized gain aggregated 28,560,000 at period-end, of which 40,572,000 related to appreciated investments and 12,012,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled 172,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled 258,000 for the six months ended June 30, 2002, of which 41,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2002, the fund was charged 15,000 for shareholder servicing costs related to the college savings plans, of which 13,000 was for services provided by Price and 1,000 was payable at period-end. At June 30, 2002, approximately 1.3% of the outstanding shares of the fund were held by college savings plans.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled 218,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)                       President, Coppin State College; Director,
2001                            Provident Bank of Maryland

--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse
2001                            Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)                       Principal, EuroCapital Advisors, LLC, an
1996                            acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1996                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1996                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior
2001                            Advisor and Partner, Blackstone Real Estate
                                Advisors, L.P.; Director, AMLI Residential
                                Properties Trust, Host Marriott Corp., and The
                                Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)                        Owner/President, Stonington Capital Corp., a
1996                            private investment company
--------------------------------------------------------------------------------

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Independent Directors (continued)

Inside Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

Name
(Date of Birth)                 Principal Occupation(s) During Past

[Number of T. Rowe              Companies
Price Portfolios Overseen]
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1997                            Director and Vice President, T. Rowe Price
[32]                            and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1996                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Financial Services Fund

--------------------------------------------------------------------------------

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1996                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Chairman and Director, T. Rowe Price Global
                                Asset Management Limited; Vice President and
                                Director, T. Rowe Price Trust Company; Director,
                                T. Rowe Price Global Investment Services Limited
                                and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

** Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Officers
Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)
--------------------------------------------------------------------------------

Jeffrey A. Arricale             Employee, T. Rowe Price; formerly manager,
(4/11/71)                       assurance, KPMG LLP (to 1999); student,
Vice President,                 the Wharton School, University of Pennsylvania
Financial Services Fund         (to 2001)
--------------------------------------------------------------------------------

Joseph A. Carrier
(12/30/60)                      Vice President, T. Rowe Price, T. Rowe Price
Treasurer,                      Group, Inc., and T. Rowe Price Investment
Financial Services Fund         Services, Inc.
--------------------------------------------------------------------------------

Anna M. Dopkin
(9/5/67)
President,                      Vice President, T. Rowe Price and T. Rowe
Financial Services Fund         Price Group, Inc.
--------------------------------------------------------------------------------

Michael W. Holton
(9/25/68)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Financial Services Fund         Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins                Director and Vice President, T. Rowe Price
(12/23/42)                      Group, Inc.; Vice President, T. Rowe Price,
Vice President,                 T. Rowe Price International, Inc., and T. Rowe
Financial Services Fund         Price Retirement Plan Services, Inc.; Vice
                                President and Director, T. Rowe Price Investment
                                Services, Inc., T. Rowe Price Services, Inc.,
                                and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

J. Jeffrey Lang
(1/10/62)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Financial Services Fund         Trust Company
--------------------------------------------------------------------------------

Patricia B. Lippert
(1/12/53)
Secretary,                      Assistant Vice President, T. Rowe Price and
Financial Services Fund         T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

David S. Middleton
(1/18/56)
Controller,                     Vice President, T. Rowe Price, T. Rowe Price
Financial Services Fund         Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph M. Milano
(9/14/72)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Financial Services Fund         Group, Inc.
--------------------------------------------------------------------------------

Philip A. Nestico
(8/3/76)
Vice President,                 Employee, T. Rowe Price; student, Bucknell
Financial Services Fund         University (to 1998)
--------------------------------------------------------------------------------

Larry J. Puglia
(8/25/60)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Financial Services Fund'        Group, Inc.
--------------------------------------------------------------------------------

Robert W. Sharps
(6/10/71)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Financial Services Fund         Group, Inc.
--------------------------------------------------------------------------------

William J. Stromberg
(3/10/60)
Vice President,                 Vice President, T. Rowe Price and T. Rowe Price
Financial Services Fund         Group, Inc.
--------------------------------------------------------------------------------

J. David Wagner
(2/25/74)
Vice President,
Financial Services Fund         Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe


Price International for at least five years.

--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          MorningstarR Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          MorningstarR Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of 250,000 for a person's education. With systematic investing, you can invest as little as 50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of 2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

     Advisory Services

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          The T. Rowe PriceR Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. Rowe Price Investment CheckupR offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          MorningstarR Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------

     Brokerage Services

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

          Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

          Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

          Margins and Options Trading for qualified investors.

          Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of 19.95 on stock trades.*

          Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

          Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

          * 19.95 per trade for up to 1,000 shares, plus 0.02 per share thereafter.

          ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


LOGO(registered trademark)


T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         F17-051  6/30/02